Putnam
Capital
Appreciation Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-02

[GRAPHIC OMITTED: INVERTED STAMP]

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

In the troubled and volatile stock market environment that prevailed throughout the fiscal year ended May 31, 2002, Putnam Capital Appreciation Fund, along with a good many other equity portfolios, posted negative results. On the following pages, the report from your fund's management teams will provide a full discussion of what has been driving the fund's performance as well as a view of prospects for the fiscal year that has just begun.

You may notice as you read this report that we are now listing the teams that manage your fund. We do this to reflect more accurately how your fund is managed as well as Putnam's firm belief in the value of team management. The names of the individuals who comprise the management teams are shown at the end of management's discussion of performance.

We know that Putnam Investments values its relationship with you and its other shareholders and appreciates your loyalty during these times of restructuring of staff and products in the pursuit of superior investment performance in the future.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
July 17, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the Putnam U.S. Core and Small- and Mid-Cap Core teams

Given the backdrop of war, recession, and terrorism, it is no surprise that the 12 months ended May 31, 2002, proved to be a difficult period for the stock market and Putnam Capital Appreciation Fund. In this challenging market environment, which hurt stocks in a wide range of industries, even well-diversified funds were affected. During the period, your fund slightly lagged both its benchmark, the Russell 3000 Index, and the average for its Lipper peer group, largely due to problems encountered by certain holdings, including some in the battered technology sector. However, we remain convinced that our consistent investment approach helped limit the fund's losses during this trying time, and should help lead to improved returns over the long term.

Total return for 12 months ended 5/31/02

      Class A         Class B         Class C          Class M
     NAV    POP      NAV   CDSC      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
   -13.26% -18.26% -13.96% -18.26% -13.95% -14.81% -13.75%  -16.76%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* TECHNOLOGY LEADS STOCK MARKET DOWNTURN

While overall stock market performance was generally poor during the period, the declines were led by sharp drops in the technology sector. In addition, the overall market was held back by an economic slowdown that has proven to be more protracted than anticipated. Excess capacity across a number of industries, particularly in telecommunications and technology, made it difficult for many companies to meet earnings estimates. On top of that, the terrible events of September 11 delayed any potential recovery.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Retail                       9.9%

Banking                      8.7%

Health-care
services                     5.7%

Pharmaceuticals              5.7%

Software                     5.0%

Footnote reads:
*Based on net assets as of 5/31/02. Holdings will vary over time.


Although the fund maintained an underweight position in the technology sector relative to its benchmark index, a number of portfolio holdings in this sector suffered declines. We had a relatively negative outlook for technology because of the issues of overcapacity in the telecommunications services area. In particular, we avoided companies that focus on telecommunications equipment, a move that proved to be prudent. We concentrated instead on software companies because we believed that they were relatively defensive in an uncertain environment. However, investments in companies such as Oracle Corp. and Siebel Systems, Inc. were hard hit during the period due to widespread negative sentiment about the tech sector, springing from concerns about declines in corporate spending. Nevertheless, we remain confident that these companies offer the kind of strong cash flow and solid management teams that should enable them to post an earnings rebound in a more favorable environment.

The fund's investment in Tyco International Ltd. also hurt performance. Earlier in the fiscal year we added to the fund's position in this stock because we believed its fundamental outlook remained strong. However, it has endured a sharp sell-off by investors leery of potential accounting irregularities that rocked the market in the wake of the Enron scandal. Management credibility issues continued to plague the firm, and its share price suffered. When the quality of the company's management came into question, we reduced the position significantly.

* FUND FOUND OPPORTUNITIES IN VARIED SECTORS

We believe that the fund benefits from our consistent investment approach. We take consensus forecasts of future economic trends as a given, rather than trying to predict the future direction of the economy. In addition, we do not hold a bias toward specific industries or sectors. We look to identify the underlying value of individual firms by evaluating the worth of their underlying assets as well as the cash return on invested capital. We analyze how much money a company invests during a specific period, and, given historic growth patterns and other variables, we determine how much money the company can expect to earn on that capital investment. After deriving a number that we believe represents the company's true value, we compare it to the current share price, and then buy or sell shares when price discrepancies arise.

During the period, this approach enabled us to identify some solid performers in health care, resulting in an overweight position in that sector. Although we maintained the fund's position in pharmaceutical companies, we avoided adding to any of these holdings -- a fortuitous move, since this area struggled during the period. Instead, we focused on those companies offering health services, including hospital operators and health maintenance organizations (HMOs). Hospital companies such as HCA, Inc. benefited from consolidation in the industry and successfully beefed up their infrastructure by adding to the operations that offer higher profit margins, including emergency rooms. As a growing buyer of HMO services, HCA also gained clout in its negotiations, enabling it to set higher prices for the services it offered.

Fund Profile

Putnam Capital Appreciation Fund invests in stocks of companies at all capitalization levels, and across a broad range of industries. While it has no bias toward either growth or value stocks, it targets companies believed to be worth more than their current prices indicate. It may be suitable for investors seeking long-term growth through a well-diversified stock portfolio.

The fund also profited from investments in the retail sector, particularly those pockets of the sector that tend to be cyclical, or economically sensitive. Within this realm, we preferred to invest in smaller companies. These stocks tended to outperform their larger-capitalization brethren, which had started from higher valuations and thus had less room to improve. Looking more closely, AutoZone, Inc. benefited from consolidation in its industry and a new management team focused on improving returns instead of growth. TJX Companies, Inc., the holding company of off-price retailer TJ Maxx, blossomed due to an attractive product mix, a loyal customer base, and talented management. In addition, a relatively underweight position in consumer staples also helped, as this sector, along with technology, remained overvalued during the period. One exception that was profitable for the fund was Philip Morris, which remained attractively valued, particularly given the company's cash flow and dividend yield. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all portfolio holdings are subject to review and adjustment in accordance with the fund's strategy and may vary in the future.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Philip Morris Companies, Inc.
Tobacco

U.S. Bancorp
Banking

Comerica, Inc.
Banking

Raytheon Co.
Aerospace and defense

Exxon Mobil Corp.
Oil and gas

TJX Companies, Inc.
Retail

Microsoft Corp.
Software

Citigroup, Inc.
Financial

Johnson & Johnson
Pharmaceuticals

Pfizer, Inc.
Pharmaceuticals

Footnote reads:
These holdings represent 28.6% of the fund's net assets as of 5/31/02. Portfolio holdings will vary over time.


* POTENTIAL OPPORTUNITIES AMID VOLATILE MARKET CONDITIONS

Conditions remained challenging as the fund began its fiscal 2003 year. Significant pockets of overvaluation remain, and it appears that earnings and cash-flow estimates are still too high. The market continues to be rocked by a crisis of confidence resulting from scandals that have called the integrity of company managements into question. Finally, news has surfaced recently about improprieties among market analysts, who, for their own gain, may have been touting stocks with questionable prospects. As a result, the market has started to demand higher levels of return to warrant investment at a given valuation, with the result that valuations have contracted.

As far as the economy is concerned, the pace of any upturn may be slower than anticipated. Coming off an extended expansion, it makes sense that a rebound may take some time. Companies remain well-supplied in terms of infrastructure and inventory, so it could be some time before corporate spending improves. As a result, this recovery will most likely be predicated on the strength of the consumer, which has held up well so far. However, the probability of a slowdown in consumer spending has increased.

Against this backdrop, we believe that we will be able to find significant investment opportunities. With the future course of growth uncertain and what we believe will be a choppy market for the foreseeable future, we believe that the diversified nature of your fund's portfolio and our disciplined stock selection process offer valuable advantages to investors in the months ahead.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/02, there is no guarantee the fund will continue to hold these securities in the future. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.

The fund is managed by the Putnam U.S. Core and Small- and Mid-Cap Core teams. The members of the U.S. Core team are Richard Cervone, Kevin Divney, Richard England, Paul Marrkand, Michael Nance (Portfolio Leader), Justin Scott, Michael Stack (Portfolio Member), Paul Warren, Manuel Weiss, and James Wiess. The members of the Small- and Mid-Cap Core team are Fabrice Bay, Tinh Bui (Portfolio Member), Andrew Graham, Ronald Hua, Joseph Joseph (Portfolio Member), and Gerald Moore (Portfolio Member).


NEW REPORT COVER REFLECTS "BLEND" INVESTMENT STYLE

You may have noticed that the color of this report has changed. Its new color -- blue -- indicates that your fund is managed in what we now refer to as the "blend" investment style. Your fund, like other blend funds, has always had the flexibility to invest in both growth stocks (those of companies with strong potential for above-average growth) and value stocks (those of well-established businesses that are priced attractively). Blend funds search for companies whose long-term business worth is believed to be more than their current stock prices indicate. The blend approach seeks to take advantage of investment opportunities regardless of whether growth stocks or value stocks are in favor.

PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 5/31/02

                     Class A        Class B         Class C         Class M
(inception dates)   (8/5/93)       (11/2/94)       (7/14/00)       (1/22/96)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          -13.26% -18.26% -13.96% -18.26% -13.95% -14.81% -13.75% -16.76%
------------------------------------------------------------------------------
5 years          12.64    6.19    8.75    7.10    9.52    9.52    9.83    5.96
Annual average    2.41    1.21    1.69    1.38    1.84    1.84    1.89    1.16
------------------------------------------------------------------------------
Life of fund    180.92  164.78  163.54  163.54  170.23  170.23  168.40  159.10
Annual average   12.42   11.67   11.61   11.61   11.93   11.93   11.84   11.40
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/02

                           Russell 3000           Consumer
                              Index              price index
------------------------------------------------------------------------------
1 year                      -12.47%                 1.13%
------------------------------------------------------------------------------
5 years                      35.54                 12.12
Annual average                6.27                  2.31
------------------------------------------------------------------------------
Life of fund                169.76                 24.31
Annual average               11.91                  2.49
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 8/5/93

                Fund's class A        Russell 3000          Consumer price
Date            shares at POP             Index                 index

8/5/93              9,425                10,000                10,000
5/31/94            12,025                10,368                10,215
5/31/95            13,902                12,244                10,540
5/31/96            19,125                15,927                10,845
5/31/97            23,506                19,902                11,087
5/31/98            29,774                25,828                11,274
5/31/99            29,059                30,527                11,510
5/31/00            32,152                34,137                11,877
5/31/01            30,527                30,818                12,292
5/31/02           $26,478               $26,976               $12,431

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $26,354 and $27,023, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $26,840 ($25,910 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION* INFORMATION 12 MONTHS ENDED 5/31/02

                     Class A        Class B        Class C        Class M
------------------------------------------------------------------------------
Share value:       NAV     POP        NAV            NAV        NAV     POP
------------------------------------------------------------------------------
5/31/01          $18.32  $19.44      $17.84         $18.21    $17.96  $18.61
------------------------------------------------------------------------------
5/31/02           15.89   16.86       15.35          15.67     15.49   16.05
------------------------------------------------------------------------------
*The fund did not make any distributions during the period.

TOTAL RETURN FOR PERIODS ENDED 6/30/02 (most recent calendar quarter)

                    Class A         Class B         Class C         Class M
(inception dates)   (8/5/93)       (11/2/94)       (7/14/00)       (1/22/96)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          -19.24% -23.90% -19.79% -23.80% -19.81% -20.61% -19.64% -22.43%
------------------------------------------------------------------------------
5 years          -1.15   -6.83   -4.52   -5.97   -3.88   -3.88   -3.57   -6.95
Annual average   -0.23   -1.40   -0.92   -1.22   -0.79   -0.79   -0.72   -1.43
------------------------------------------------------------------------------
Life of fund    159.00  144.12  142.93  142.93  149.19  149.19  147.43  138.86
Annual average   11.28   10.55   10.49   10.49   10.80   10.80   10.71   10.28
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Russell 3000 Index is an unmanaged list of the 3,000 largest U.S.
companies in the Russell universe. The index assumes reinvestment of all distributions and does not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam Capital Appreciation Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Capital Appreciation Fund (the "fund") at May 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 8, 2002



THE FUND'S PORTFOLIO
May 31, 2002

COMMON STOCKS (97.7%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
            105,500 Valassis Communications, Inc. (NON)                                              $    4,309,675

Aerospace and Defense (4.1%)
-------------------------------------------------------------------------------------------------------------------
            819,800 Raytheon Co.                                                                         36,235,160
            178,100 Teledyne Technologies, Inc. (NON)                                                     3,588,715
             97,000 Triumph Group, Inc. (NON)                                                             4,306,800
            375,400 United Defense Industries, Inc. (NON)                                                 8,728,050
                                                                                                      -------------
                                                                                                         52,858,725

Airlines (0.3%)
-------------------------------------------------------------------------------------------------------------------
            372,400 Mesa Air Group, Inc. (NON)                                                            3,724,000

Automotive (1.2%)
-------------------------------------------------------------------------------------------------------------------
            173,400 Dura Automotive Systems, Inc. (NON)                                                   3,849,480
            274,600 Tower Automotive, Inc. (NON)                                                          3,528,610
            551,600 Visteon Corp.                                                                         8,687,700
                                                                                                      -------------
                                                                                                         16,065,790

Banking (8.7%)
-------------------------------------------------------------------------------------------------------------------
             64,700 Astoria Financial Corp.                                                               2,257,383
            633,300 Comerica, Inc.                                                                       40,594,530
             31,100 M&T Bank Corp.                                                                        2,710,987
            222,200 New York Community Bancorp, Inc.                                                      6,312,702
            760,300 Sovereign Bancorp, Inc.                                                              11,769,444
             81,800 TCF Financial Corp.                                                                   4,193,068
          1,909,700 U.S. Bancorp                                                                         45,164,405
                                                                                                      -------------
                                                                                                        113,002,519

Biotechnology (0.2%)
-------------------------------------------------------------------------------------------------------------------
            140,845 Cell Therapeutics, Inc. (NON)                                                         1,002,816
            204,900 Sangamo BioSciences, Inc. (NON)                                                       1,280,625
                                                                                                      -------------
                                                                                                          2,283,441

Broadcasting (1.4%)
-------------------------------------------------------------------------------------------------------------------
             91,600 Cox Radio, Inc. Class A (NON)                                                         2,505,260
            305,650 Emmis Communications Corp. Class A (NON)                                              9,047,240
            414,950 Sinclair Broadcast Group, Inc. (NON)                                                  6,149,559
                                                                                                      -------------
                                                                                                         17,702,059

Cable Television (0.9%)
-------------------------------------------------------------------------------------------------------------------
            212,500 Comcast Corp. Class A (NON)                                                           5,984,000
            503,500 Mediacom Communications Corp. (NON)                                                   5,261,575
                                                                                                      -------------
                                                                                                         11,245,575

Chemicals (1.2%)
-------------------------------------------------------------------------------------------------------------------
            194,500 Cytec Industries, Inc. (NON)                                                          6,027,555
            146,400 Ferro Corp.                                                                           4,302,696
            151,200 FMC Corp. (NON)                                                                       5,367,600
                                                                                                      -------------
                                                                                                         15,697,851

Commercial and Consumer Services (1.9%)
-------------------------------------------------------------------------------------------------------------------
             73,600 Manpower, Inc.                                                                        3,051,456
            147,600 Maximus, Inc. (NON)                                                                   4,584,456
            333,585 ServiceMaster Co. (The)                                                               4,970,417
            328,100 Viad Corp.                                                                            9,734,727
             94,400 West Corp. (NON)                                                                      2,369,440
                                                                                                      -------------
                                                                                                         24,710,496

Communications Equipment (0.3%)
-------------------------------------------------------------------------------------------------------------------
            279,100 Cisco Systems, Inc. (NON)                                                             4,404,198

Computers (1.8%)
-------------------------------------------------------------------------------------------------------------------
            353,000 Avocent Corp. (NON)                                                                   7,977,800
             81,600 BARRA, Inc. (NON)                                                                     3,626,304
             54,600 IBM Corp.                                                                             4,392,570
            262,960 RadiSys Corp. (NON)                                                                   3,418,480
            317,095 SBS Technologies, Inc. (NON)                                                          4,147,603
                                                                                                      -------------
                                                                                                         23,562,757

Conglomerates (2.0%)
-------------------------------------------------------------------------------------------------------------------
          1,199,081 Tyco International, Ltd. (Bermuda)                                                   26,319,828

Consumer Goods (0.3%)
-------------------------------------------------------------------------------------------------------------------
            192,100 Yankee Candle Company, Inc. (The) (NON)                                               4,226,200

Consumer Services (1.9%)
-------------------------------------------------------------------------------------------------------------------
            445,500 Ceridian Corp. (NON)                                                                 10,184,130
            335,000 Heidrick & Struggles International, Inc. (NON)                                        7,272,850
            307,400 Korn/Ferry International (NON)                                                        3,295,328
            185,100 Talx Corp.                                                                            3,407,691
                                                                                                      -------------
                                                                                                         24,159,999

Electric Utilities (1.8%)
-------------------------------------------------------------------------------------------------------------------
            364,900 FirstEnergy Corp.                                                                    12,592,699
            155,100 SCANA Corp.                                                                           4,848,426
            913,900 Sierra Pacific Resources                                                              6,369,883
                                                                                                      -------------
                                                                                                         23,811,008

Electrical Equipment (0.1%)
-------------------------------------------------------------------------------------------------------------------
            147,900 BE Aerospace, Inc. (NON)                                                              1,922,700

Electronics (4.0%)
-------------------------------------------------------------------------------------------------------------------
            180,975 Belden, Inc.                                                                          3,945,255
            534,400 Intel Corp.                                                                          14,760,128
            564,500 Lattice Semiconductor Corp. (NON)                                                     6,040,150
            259,500 Merix Corp. (NON)                                                                     4,489,350
            406,100 PerkinElmer, Inc.                                                                     5,673,217
            212,700 Sipex Corp. (NON)                                                                     2,018,523
            219,300 Sipex Corp. (private) (NON)                                                           2,081,157
            274,550 Thermo Electron Corp. (NON)                                                           5,040,738
          1,046,400 Zarlink Semiconductor, Inc. (Canada) (NON)                                            7,795,680
                                                                                                      -------------
                                                                                                         51,844,198

Engineering & Construction (0.6%)
-------------------------------------------------------------------------------------------------------------------
            320,880 Insituform Technologies, Inc. Class A (NON)                                           8,105,429

Entertainment (0.1%)
-------------------------------------------------------------------------------------------------------------------
             44,900 Regal Entertainment Group Class A (NON)                                               1,068,620

Financial (4.6%)
-------------------------------------------------------------------------------------------------------------------
            745,866 Citigroup, Inc.                                                                      32,206,493
            379,900 Freddie Mac                                                                          24,902,445
            152,200 Interactive Data Corp. (NON)                                                          2,590,444
                                                                                                      -------------
                                                                                                         59,699,382

Food (0.6%)
-------------------------------------------------------------------------------------------------------------------
             97,400 Dean Foods Co. (NON)                                                                  3,555,100
            161,500 Interstate Bakeries Corp.                                                             4,375,035
                                                                                                      -------------
                                                                                                          7,930,135

Gaming & Lottery (0.6%)
-------------------------------------------------------------------------------------------------------------------
            646,500 Park Place Entertainment Corp. (NON)                                                  7,305,450

Health Care Services (5.7%)
-------------------------------------------------------------------------------------------------------------------
            461,800 Cardinal Health, Inc.                                                                30,691,228
            495,300 HCA, Inc.                                                                            24,334,089
            212,100 UnitedHealth Group, Inc.                                                             19,258,680
                                                                                                      -------------
                                                                                                         74,283,997

Insurance (3.4%)
-------------------------------------------------------------------------------------------------------------------
            177,175 American International Group, Inc.                                                   11,865,410
            101,222 Fidelity National Financial, Inc.                                                     3,098,405
            112,610 IPC Holdings, Ltd. (Bermuda)                                                          3,504,423
             87,407 Odyssey Re Holdings Corp.                                                             1,660,733
            267,800 XL Capital, Ltd. Class A (Bermuda)                                                   23,705,656
                                                                                                      -------------
                                                                                                         43,834,627

Investment Banking/Brokerage (1.3%)
-------------------------------------------------------------------------------------------------------------------
            122,200 AG Edwards, Inc.                                                                      4,850,118
             82,700 Federated Investors, Inc.                                                             2,762,180
            371,500 Waddell & Reed Financial, Inc.                                                        9,176,050
                                                                                                      -------------
                                                                                                         16,788,348

Leisure (0.9%)
-------------------------------------------------------------------------------------------------------------------
            461,800 Brunswick Corp.                                                                      12,283,880

Lodging/Tourism (2.7%)
-------------------------------------------------------------------------------------------------------------------
             80,700 Four Seasons Hotels, Inc. (Canada)                                                    3,809,040
            510,200 Marriott International, Inc. Class A                                                 20,632,488
            221,500 Orient-Express Hotels, Ltd. Class A (Bermuda) (NON)                                   4,099,965
            275,200 Royal Caribbean Cruises, Ltd.                                                         6,194,752
                                                                                                      -------------
                                                                                                         34,736,245

Machinery (1.1%)
-------------------------------------------------------------------------------------------------------------------
            158,600 Briggs & Stratton                                                                     6,505,772
            178,200 Kennametal, Inc.                                                                      7,145,820
                                                                                                      -------------
                                                                                                         13,651,592

Manufacturing (0.6%)
-------------------------------------------------------------------------------------------------------------------
            153,500 Pentair, Inc.                                                                         7,212,965

Medical Technology (1.1%)
-------------------------------------------------------------------------------------------------------------------
             59,300 Bio-Rad Laboratories, Inc. Class A (NON)                                              2,624,618
            135,000 C.R. Bard, Inc.                                                                       7,438,500
            158,900 Pall Corp.                                                                            3,616,564
                                                                                                      -------------
                                                                                                         13,679,682

Metals (1.5%)
-------------------------------------------------------------------------------------------------------------------
            680,400 AK Steel Holding Corp.                                                                9,505,188
            332,800 Freeport-McMoRan Copper & Gold, Inc. Class B (NON)                                    6,572,800
            165,300 Steel Dynamics, Inc. (NON)                                                            2,945,646
                                                                                                      -------------
                                                                                                         19,023,634

Office Equipment & Supplies (0.4%)
-------------------------------------------------------------------------------------------------------------------
            316,500 Global Imaging Systems, Inc. (NON)                                                    5,427,975

Oil & Gas (4.3%)
-------------------------------------------------------------------------------------------------------------------
            876,752 Exxon Mobil Corp.                                                                    35,008,707
            280,600 Pioneer Natural Resources Co. (NON)                                                   6,770,878
            260,200 Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                      14,311,000
                                                                                                      -------------
                                                                                                         56,090,585

Pharmaceuticals (5.7%)
-------------------------------------------------------------------------------------------------------------------
            135,900 ICN Pharmaceuticals, Inc.                                                             3,809,277
            520,400 Johnson & Johnson                                                                    31,926,540
            899,400 Pfizer, Inc.                                                                         31,119,240
            119,900 Wyeth                                                                                 6,654,450
                                                                                                      -------------
                                                                                                         73,509,507

Publishing (0.4%)
-------------------------------------------------------------------------------------------------------------------
            216,000 Belo Corp. Class A                                                                    5,175,360

Real Estate (1.0%)
-------------------------------------------------------------------------------------------------------------------
            153,300 Arden Realty, Inc. (R)                                                                4,139,100
            298,000 FelCor Lodging Trust, Inc. (R)                                                        5,587,500
            109,400 Pan Pacific Retail Properties, Inc. (R)                                               3,465,792
                                                                                                      -------------
                                                                                                         13,192,392

Regional Bells (0.9%)
-------------------------------------------------------------------------------------------------------------------
            273,800 Verizon Communications, Inc.                                                         11,773,400

Retail (9.9%)
-------------------------------------------------------------------------------------------------------------------
            120,800 AutoZone, Inc. (NON)                                                                  9,887,480
            179,000 Barnes & Noble, Inc. (NON)                                                            5,507,830
            190,600 Charlotte Russe Holding, Inc. (NON)                                                   4,416,202
            272,000 Cost Plus, Inc. (NON)                                                                 8,668,640
            150,145 Duane Reade, Inc. (NON)                                                               4,947,278
            584,900 Family Dollar Stores, Inc.                                                           21,056,400
          1,187,100 Kroger Co. (NON)                                                                     26,531,685
            233,450 Lowe's Companies, Inc.                                                               11,009,502
            110,900 PETCO Animal Supplies, Inc. (NON)                                                     2,834,604
          1,567,952 TJX Companies, Inc. (The)                                                            33,068,108
                                                                                                      -------------
                                                                                                        127,927,729

Schools (0.3%)
-------------------------------------------------------------------------------------------------------------------
            201,290 Learning Tree International, Inc. (NON)                                               4,335,787

Semiconductor (2.5%)
-------------------------------------------------------------------------------------------------------------------
            261,390 Applied Films Corp. (NON)                                                             4,260,657
            364,300 Cognex Corp. (NON)                                                                    8,335,184
            474,100 Credence Systems Corp. (NON)                                                          8,984,195
            527,200 Mykrolis Corp. (NON)                                                                  7,117,200
            180,400 Nanometrics, Inc. (NON)                                                               3,057,780
                                                                                                      -------------
                                                                                                         31,755,016

Shipping (0.4%)
-------------------------------------------------------------------------------------------------------------------
             31,100 Teekay Shipping Corp. (Bahamas)                                                       1,241,512
            103,100 USFreightways Corp.                                                                   3,594,066
                                                                                                      -------------
                                                                                                          4,835,578

Software (5.0%)
-------------------------------------------------------------------------------------------------------------------
            338,900 Borland Software Corp. (NON)                                                          3,243,273
            281,900 HNC Software (NON)                                                                    5,646,457
            635,900 Microsoft Corp. (NON)                                                                32,373,669
            231,000 Network Associates, Inc. (NON)                                                        4,469,850
          1,074,100 Oracle Corp. (NON)                                                                    8,506,872
            546,200 Siebel Systems, Inc. (NON)                                                            9,968,150
                                                                                                      -------------
                                                                                                         64,208,271

Technology Services (1.6%)
-------------------------------------------------------------------------------------------------------------------
            311,000 Automatic Data Processing, Inc.                                                      16,147,120
            305,300 KPMG Consulting, Inc. (NON)                                                           4,744,362
                                                                                                      -------------
                                                                                                         20,891,482

Telecommunications (1.0%)
-------------------------------------------------------------------------------------------------------------------
            198,200 Garmin, Ltd. (Cayman Islands) (NON)                                                   4,750,933
          1,663,500 Nextel Communications, Inc. Class A (NON)                                             8,084,610
                                                                                                      -------------
                                                                                                         12,835,543

Textiles (0.3%)
-------------------------------------------------------------------------------------------------------------------
            265,600 Tommy Hilfiger Corp. (Hong Kong) (NON)                                                4,042,432

Tobacco (4.1%)
-------------------------------------------------------------------------------------------------------------------
            926,900 Philip Morris Companies, Inc.                                                        53,065,025

Toys (0.8%)
-------------------------------------------------------------------------------------------------------------------
            675,800 Hasbro, Inc.                                                                         10,339,740

Transaction Processing (0.3%)
-------------------------------------------------------------------------------------------------------------------
            258,800 eFunds Corp. (NON)                                                                    3,576,616

Waste Management (1.6%)
-------------------------------------------------------------------------------------------------------------------
            734,700 Waste Management, Inc.                                                               20,167,515
                                                                                                     --------------
                    Total Common Stocks (cost $1,232,046,967)                                        $1,264,604,958

PURCHASED OPTIONS OUTSTANDING (--%) (a) (cost $866,294)                              EXPIRATION DATE/
CONTRACT AMOUNT                                                                      STRIKE PRICE             VALUE
-------------------------------------------------------------------------------------------------------------------
            371,800 Qwest Communications, Intl. (Call)                                Jan 03/5 USD   $      639,496

SHORT-TERM INVESTMENTS (3.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        28,654,750 Short-term investments held as collateral for loaned securities with yields ranging from 1.78% to 1.85% and due dates ranging
                    from June 3, 2002 to July 30, 2002 (d)                                           $   28,635,316
         21,703,294 Short-term investments held in Putnam commingled cash account with yields ranging from 1.74% to 1.83% and due dates ranging
                    from June 3, 2002 to July 29, 2002 (d)                                               21,703,294
                                                                                                     --------------
                    Total Short-Term Investments (cost $50,338,610)                                  $   50,338,610
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,283,251,871) (b)                                      $1,315,583,064
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,294,164,273.

  (b) The aggregate identified cost on a tax basis is $1,311,587,564, resulting in gross unrealized appreciation and depreciation of $95,839,531 and $91,844,031, respectively, or net unrealized appreciation of $3,995,500.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

  (d) See footnote 1 to the financial statements.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

------------------------------------------------------------------------------
Written Options at May 31, 2002
(premiums received $230,052)

                                            Expiration Date/         Market
Contract Amount                               Strike Price           Value
------------------------------------------------------------------------------
90,100  United Health Group,
        Inc. (Call)                          Jun 02/90 USD          $261,290
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
May 31, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value , including $27,200,927 of securities
on loan, (identified cost $1,283,251,871) (Note 1)                           $1,315,583,064
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         1,455,264
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              659,555
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   21,178,098
-------------------------------------------------------------------------------------------
Total assets                                                                  1,338,875,981

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                    195,264
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  9,884,040
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        2,453,441
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,984,315
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          213,704
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       125,136
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,400
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              813,796
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               28,635,316
-------------------------------------------------------------------------------------------
Written options outstanding, at value (premiums received
$230,052) (Note 3)                                                                  261,290
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              141,006
-------------------------------------------------------------------------------------------
Total liabilities                                                                44,711,708
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,294,164,273

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,440,394,960
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                          6,256
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                          (178,536,898)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       32,299,955
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $1,294,164,273

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($697,393,906 divided by 43,892,142 shares)                                          $15.89
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $15.89)*                              $16.86
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($554,719,278 divided by 36,135,997 shares)**                                        $15.35
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($3,404,666 divided by 217,253 shares)**                                             $15.67
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($38,646,423 divided by 2,494,310 shares)                                            $15.49
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $15.49)*                              $16.05
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended May 31, 2002
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $32,053)                                     $  15,035,478
-------------------------------------------------------------------------------------------
Interest                                                                            598,936
-------------------------------------------------------------------------------------------
Securities lending                                                                  324,701
-------------------------------------------------------------------------------------------
Total investment income                                                          15,959,115

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  8,351,565
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    2,519,356
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    23,881
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     26,355
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,934,392
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             6,543,950
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                27,330
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               340,603
-------------------------------------------------------------------------------------------
Other                                                                             1,307,054
-------------------------------------------------------------------------------------------
Total expenses                                                                   21,074,486
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (281,478)
-------------------------------------------------------------------------------------------
Net expenses                                                                     20,793,008
-------------------------------------------------------------------------------------------
Net investment loss                                                              (4,833,893)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (120,929,705)
-------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                883,631
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and written options
during the year                                                                (107,665,571)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (227,711,645)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(232,545,538)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                             Year ended May 31
                                                             ------------------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment loss                                               $    (4,833,893)       $   (7,212,799)
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                              (120,046,074)          113,319,902
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                           (107,665,571)         (202,395,415)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                 (232,545,538)          (96,288,312)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net realized short-term gain on investments
   Class A                                                                     --           (69,733,203)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --           (70,569,977)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --               (68,689)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --            (4,612,643)
-------------------------------------------------------------------------------------------------------
  From net realized long-term gain on investments
   Class A                                                                     --          (118,905,188)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --          (120,332,005)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --              (117,123)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --            (7,865,223)
-------------------------------------------------------------------------------------------------------
  Return of capital
   Class A                                                                     --            (2,756,848)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --            (2,789,934)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --                (2,716)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --              (182,358)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)         (238,222,796)          142,198,131
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (470,768,334)         (352,026,088)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                   1,764,932,607         2,116,958,695
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income of
$6,256 and $--, respectively)                                      $1,294,164,273        $1,764,932,607
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.32       $23.75       $21.93       $23.15       $18.76
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)           --(d)        --(d)      (.02)         .17          .17
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.43)        (.75)        2.39         (.75)        4.77
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.43)        (.75)        2.37         (.58)        4.94
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --           --         (.10)        (.14)        (.09)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (4.61)        (.45)        (.50)        (.46)
-----------------------------------------------------------------------------------------------------
Return of capital                         --         (.07)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --        (4.68)        (.55)        (.64)        (.55)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.89       $18.32       $23.75       $21.93       $23.15
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (13.26)       (5.06)       10.65        (2.40)       26.67
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $697,394     $911,299     $999,789   $1,246,913   $1,530,290
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.08         1.00          .96          .93         1.03
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .02           --(e)      (.10)         .77          .77
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                133.78       263.98       188.16        92.49        31.08
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Per share net investment income amounted to less than $0.01 per share.

(e) Ratio of net investment income to average net assets is less than 0.01%.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $17.84       $23.39       $21.66       $22.86       $18.59
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.12)        (.15)        (.18)         .03           --
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.37)        (.72)        2.36         (.73)        4.73
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.49)        (.87)        2.18         (.70)        4.73
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --           --(b)        --(b)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (4.61)        (.45)        (.50)        (.46)
-----------------------------------------------------------------------------------------------------
Return of capital                         --         (.07)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --        (4.68)        (.45)        (.50)        (.46)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.35       $17.84       $23.39       $21.66       $22.86
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(c)                (13.96)       (5.70)        9.90        (2.99)       25.72
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $554,719     $796,227   $1,047,040   $1,361,513   $1,723,054
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(d)               1.83         1.70         1.63         1.55         1.78
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.73)        (.70)        (.79)         .15          .02
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                133.78       263.98       188.16        92.49        31.08
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Distributions from net investment income amounted to less than $0.01 per share.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
--------------------------------------------------------------
                                        Year    For the period
Per-share                              ended    July 14, 2000+
operating performance                  May 31     to May 31
--------------------------------------------------------------
                                        2002         2001
--------------------------------------------------------------
Net asset value,
beginning of period                   $18.21       $27.15
--------------------------------------------------------------
Investment operations:
--------------------------------------------------------------
Net investment loss (a)                 (.12)        (.11)
--------------------------------------------------------------
Net realized and unrealized
loss on investments                    (2.42)       (4.15)
--------------------------------------------------------------
Total from
investment operations                  (2.54)       (4.26)
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net realized gain
on investments                            --        (4.61)
--------------------------------------------------------------
Return of capital                         --         (.07)
--------------------------------------------------------------
Total distributions                       --        (4.68)
--------------------------------------------------------------
Net asset value,
end of period                         $15.67       $18.21
--------------------------------------------------------------
Total return at
net asset value (%)(b)                (13.95)      (17.40)*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                        $3,405       $2,175
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.83         1.54*
--------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.71)        (.44)*
--------------------------------------------------------------
Portfolio turnover (%)                133.78       263.98
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $17.96       $23.47       $21.70       $22.91       $18.62
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.08)        (.11)        (.14)         .06          .06
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.39)        (.72)        2.36         (.73)        4.73
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.47)        (.83)        2.22         (.67)        4.79
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --         (.04)        (.04)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (4.61)        (.45)        (.50)        (.46)
-----------------------------------------------------------------------------------------------------
Return of capital                         --         (.07)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --        (4.68)        (.45)        (.54)        (.50)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.49       $17.96       $23.47       $21.70       $22.91
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (13.75)       (5.49)       10.07        (2.87)       26.04
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $38,646      $55,231      $70,129      $90,187     $120,624
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.58         1.50         1.46         1.43         1.53
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.48)        (.50)        (.59)         .27          .28
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                133.78       263.98       188.16        92.49        31.08
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
May 31, 2002

Note 1
Significant accounting policies

Putnam Capital Appreciation Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks that offer potential for capital appreciation. Current income is only an incidental consideration in selecting investments for the fund.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At May 31, 2002, the value of securities loaned amounted to $27,200,927. The fund received cash collateral of $28,635,316 which is pooled with collateral of other Putnam funds into 40 issuers of high-grade short-term investments.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended May 31, 2002, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2002, the fund had a capital loss carryover of approximately $142,653,000 available to the extent allowed by tax law to offset future net capital gain, if any, which will expire on May 31, 2010.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, nontaxable dividends and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2002, the fund reclassified $4,840,149 to increase undistributed net investment income and $5,000,150 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $160,001.


Note 2
Management fee, administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At May 31, 2002, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended, May 31, 2002 the fund's expenses were reduced by $281,478 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,898 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded non contributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended May 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $147,445 and $4,960 from the sale of class A and class M shares, respectively, and received $1,199,312 and $852 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended May 31, 2002, Putnam Retail Management, acting as underwriter received $103,896 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended May 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,947,361,654 and $2,194,368,861, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the year are summarized as follows:

                                              Contract            Premiums
                                               Amounts            Received
---------------------------------------------------------------------------
Written options outstanding
at beginning of year                                --          $       --
---------------------------------------------------------------------------
Options opened                               1,466,800           1,570,187
---------------------------------------------------------------------------
Option exercised                              (113,500)           (323,475)
---------------------------------------------------------------------------
Options expired                             (1,149,500)           (595,970)
---------------------------------------------------------------------------
Options closed                                (113,700)           (420,690)
---------------------------------------------------------------------------
Written options outstanding
at end of year                                  90,100          $  230,052
---------------------------------------------------------------------------

Note 4
Capital shares

At May 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,781,091       $ 160,837,708
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             9,781,091         160,837,708

Shares repurchased                         (15,628,914)       (256,780,973)
---------------------------------------------------------------------------
Net decrease                                (5,847,823)      $ (95,943,265)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 11,951,368       $ 251,644,183
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             9,058,615         183,618,382
---------------------------------------------------------------------------
                                            21,009,983         435,262,565

Shares repurchased                         (13,368,124)       (286,573,776)
---------------------------------------------------------------------------
Net increase                                 7,641,859       $ 148,688,789
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,513,720       $  72,061,883
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             4,513,720          72,061,883

Shares repurchased                         (13,018,807)       (206,706,505)
---------------------------------------------------------------------------
Net decrease                                (8,505,087)      $(134,644,622)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,341,190       $  93,365,643
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             9,071,803         179,621,329
---------------------------------------------------------------------------
                                            13,412,993         272,986,972

Shares repurchased                         (13,537,323)       (282,602,338)
---------------------------------------------------------------------------
Net decrease                                  (124,330)      $  (9,615,366)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    366,066         $ 5,859,039
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               366,066           5,859,039

Shares repurchased                            (268,238)         (4,337,702)
---------------------------------------------------------------------------
Net increase                                    97,828         $ 1,521,337
---------------------------------------------------------------------------

                                              For the period July 14, 2000
                                           (commencement of operations) to
                                                              May 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    129,612          $2,732,645
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 9,055             183,002
---------------------------------------------------------------------------
                                               138,667           2,915,647

Shares repurchased                             (19,242)           (391,312)
---------------------------------------------------------------------------
Net increase                                   119,425          $2,524,335
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    534,202        $  8,536,457
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               534,202           8,536,457

Shares repurchased                          (1,115,860)        (17,692,703)
---------------------------------------------------------------------------
Net decrease                                  (581,658)      $  (9,156,246)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    417,146        $  9,083,365
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               608,041          12,106,093
---------------------------------------------------------------------------
                                             1,025,187          21,189,458

Shares repurchased                            (937,036)        (20,589,085)
---------------------------------------------------------------------------
Net increase                                    88,151        $    600,373
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group
Trustee since 1997                 Killian Professor of          (a UK-based holding company
                                   Economics and                 with interests in electric power,
                                   Management and                natural gas distribution, and
                                   Director of the Center        telecommunications networks), and
                                   for Energy and                the Whitehead Institute for
                                   Environmental Policy          Biomedical Research (a non-profit
                                   Research, Massachusetts       research institution). President of the
                                   Institute of Technology       Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              The Liberty Corporation (a company
Trustee since 1997                 (a limited liability          engaged in the broadcasting
                                   company engaged in            industry), and Progress Energy, Inc.
                                   timber and farming)           (a utility company, formerly known
                                                                 as Carolina Power & Light). Trustee
                                                                 Emeritus of Washington & Lee
                                                                 University. Prior to October 1997,
                                                                 January 1998, and May 2001, Mr.
                                                                 Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
Vice President since 1981          Investments, LLC,             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of May 31, 2002, there were 113 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.


* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company
  Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser,
  and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies,
  Inc., the parent company of Putnam Management and Putnam Retail Management. George Putnam, III, is
  the President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the
  President, Chief Executive Officer, and a Director of Putnam Investments, LLC, and Putnam Management
  since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of
  Marsh & McLennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a Director of Marsh & McLennan Companies, Inc.




OFFICERS

Name, Address, 1 Date of Birth,    Inception of Service
Position(s) Held with Fund         with the Putnam Funds         Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 1989                    Managing Director, Putnam Investments,
Executive Vice President,                                        LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam
(12/1/46),                                                       Investments, LLC and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam
Assistant Treasurer and                                          Investments, LLC
Principal Accounting
Officer

Gordon H. Silver (7/3/47),         Since 1990                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments,
(2/27/63), Vice President                                        LLC and Putnam Management

Ian Ferguson (7/3/57),             Since 1997                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director of Putnam Investments,
(10/31/63), Vice President                                       LLC and Putnam Management. Prior to
                                                                 February 1999, Managing Director at
                                                                 J.P. Morgan.

Richard A. Monaghan                Since 1998                    Managing Director, Putnam Investments,
(8/25/54),                                                       LLC, Putnam Management and Putnam
Vice President                                                   Retail Management

John R. Verani                     Since 1988                    Senior Vice President, Putnam
(6/11/39),                                                       Investments, LLC and Putnam Management
Vice President

Paul C. Warren                     Since 2001                    Managing Director of Putnam
(10/6/60),                                                       Management. Prior to May 1997, Director,
Vice President                                                   IDS Fund Management

Justin M. Scott                    Since 1998                    Managing Director of Putnam
(9/16/57),                                                       Management
Vice President

Joseph P. Joseph                   Since 2002                    Managing Director of Putnam
(6/4/58),                                                        Management
Vice President
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Balanced Fund *
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Century Growth Fund *
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Technology Fund *
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Asia Pacific Growth Fund *
Capital Appreciation Fund
Capital Opportunities Fund
Emerging Markets Fund *
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Balanced Retirement Fund *
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund *
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund +


INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund +
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund [SECTION MARK]
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund [SECTION MARK]
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* In anticipation of mergers expected later this year, these funds are closed to new investors.

+ Closed to new investors.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

Paul Warren
Vice President

Justin Scott
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Capital Appreciation Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN002-79308  433/948/2BN  7/02